UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2025

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Brookfield Asset Management Ltd.

(Exact name of registrant as specified in its charter)

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British Columbia, Canada	001-41563	98-1702516
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Brookfield Place, 250 Vesey Street, 15th Floor

New York, New York 10281-0221

(Address of Principal Executive Offices) (Zip Code)

(212) 417-7000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Limited Voting Shares	BAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 28, 2025, Brookfield Asset Management Ltd., Westinghouse Electric Company (“Westinghouse”) and Cameco Corporation (“Cameco”) announced a strategic partnership (the “Partnership”) with the United States Government to accelerate the deployment of nuclear power, in accordance with the President’s May 23, 2025 Executive Orders. The Partnership will facilitate the growth and future of the American nuclear power industry and the supporting supply chain. As part of the Partnership, at least $80 billion of nuclear reactors will be constructed using Westinghouse technology.

Brookfield initially acquired Westinghouse in 2018, and Brookfield and Cameco formed a strategic partnership to acquire Westinghouse in October 2022. Brookfield has more than half a trillion dollars invested in the critical infrastructure that underpins the U.S. economy, and expects to double that investment in the next decade.

A copy of the press release announcing the Partnership is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K (the “8-K”), which is incorporated herein by reference.

Cautionary Statement Regarding Forward-looking Statements

The 8-K includes, and incorporates by reference, statements and information about Brookfield’s expectations for the future, which we refer to as forward-looking information. See “Cautionary Statement Regarding Forward-looking Statements” in the press release attached as Exhibit 99.1 to the 8-K for a discussion of forward-looking information and the material risks that could lead to different results, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 28, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brookfield Asset Management Ltd.

Date: October 28, 2025	By:	/s/ Kathy Sarpash
Kathy Sarpash
Managing Director, Legal & Regulatory and Corporate Secretary